UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

The Marzetti Company
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway	Suite 400
Westerville	Ohio	43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(614)	224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MZTI	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 11, 2026, The Marzetti Company (the “Company”) announced the appointment of Greg Hughes to the Company’s Board of Directors (the “Board”) as a Class I director, effective immediately, to serve until the 2026 annual meeting of shareholders and until his successor is duly elected. Mr. Hughes was unanimously appointed by the Board on February 11, 2026. The Board has not appointed Mr. Hughes to serve on any committees of the Board.
Mr. Hughes does not have any direct or indirect material interest in any transaction with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Hughes and any other person pursuant to which he was selected as a director.
As with each of the Company’s other non-employee directors, Mr. Hughes will be entitled to receive an annual retainer of $75,000, payable quarterly, as well as a grant of restricted stock units with a grant date market value of approximately $135,000 to be awarded at a future date, pursuant to the Company’s standard non-employee director compensation program.
A press release announcing the appointment of Mr. Hughes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01    Other Events
On February 11, 2026, The Marzetti Company issued a press release announcing its third quarter fiscal 2026 dividend. The press release is attached hereto as Exhibit 99.2.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit Number	Description
	99.1	Press Release dated February 11, 2026

	99.2*	Press Release dated February 11, 2026

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

	*	Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARZETTI COMPANY
(Registrant)

Date:	February 11, 2026	By:	/s/ MATTHEW R. SHURTE
Matthew R. Shurte
General Counsel and Secretary